Research and development expenses	6 Months Ended
Jun. 30, 2019
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Research and development expenses

7. Research and development expenses

Due to the difficulty in assessing when research and development projects would generate revenue, the Group expenses all research and development costs to the profit and loss accounts. Research and development expenses consist of costs incurred in performing research and development activities, including salaries and bonuses, stock based compensation, employee benefits, facilities costs, laboratory supplies, depreciation, manufacturing expenses as well as external costs of vendors engaged to conduct preclinical development activities and clinical trials.